OTHER INCOME (Tables)	12 Months Ended
Jun. 30, 2021
SCHEDULE OF OTHER INCOME

	Consolidated
	2021 $	2020 $	2019 $
Net profit on disposal of plant and equipment	—	37,000	—
Research and development tax incentive income (1)	997,908	750,000	856,707
Export Marketing & Development Grant	100,000	—	—
Interest income	62,394	22,507	25,794
Rental income	—	—	—
Other income	116,271	78,001	137,268
Government grant income – COVID-19 relief (2)	287,883	253,139	—
Total other income	1,564,456	1,140,647	1,019,769

(1)	R&D tax incentive

The Company’s research and development activities are eligible under an Australian government tax incentive for eligible expenditure. Management has assessed these activities and expenditure to determine which are likely to be eligible under the incentive scheme. Amounts are recognised when it has been established that the conditions of the tax incentive have been met and that the expected amount can be reliably measured. For the year ended June 30, 2021, the Company has included an item in other income of A$997,908 (2020: A$750,000, 2019: A$856,707) to recognise income over the period necessary to match the grant on a systematic basis with the costs that they are intended to compensate.

On December 5, 2019, the Treasury Laws Amendment (R&D Tax Incentive Bill 2019) was introduced into Parliament. The draft bill contains proposed amendments to the R&D tax incentive regulations. Under the proposed amendments, the refundable tax offset rate for companies with an aggregated turnover of less than $20 million would become 41%. As at June 30, 2021, the bill remains under review by the Senate Committee.

In accordance with IAS 20, government grants, including non-monetary grants at fair value, should not be recognised until there is reasonable assurance that the Company will comply with the conditions attaching to them and the grants will be received.

Management does not consider the rate reduction to be substantially enacted as at June 30, 2021 due to the continued legislative debate in Parliament. The Company has therefore calculated the R&D tax incentive by applying the currently legislated R&D rate to eligible expenditure.

(2)	Government Grant income – COVID-19 Relief

The COVID-19 relief relates to government assistance received during the year, from the Australian Government (at both federal and state level) and the U.S. Small Business Administration, in response to the economic and financial challenges in the current economy.